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                                                                    EXHIBIT 99.3

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
PennCorp Financial Group, Inc.:

We consent to the use of our report on Southwestern Financial Corporation and Subsidiaries included herein.


                                        KPMG PEAT MARWICK LLP


Dallas, Texas
March 3, 1998